EXHIBIT 10.1

AGREEMENT

THIS AGREEMENT (this “Agreement”), is entered into on January 3, 2022 (the “Effective Date”), by and between EMC CAPITAL PARTNERS, LLC (the “Seller”) and CAMBER ENERGY, INC. (the “Purchaser”).

WHEREAS, Seller is the legal and beneficial owner of 1,664 shares of Series C Convertible Redeemable Preferred stock in the capital of the Purchaser (the “Redeemed Shares”), a Nevada corporation listed on the NYSE (American);

WHEREAS, Seller desires to sell, and Purchaser desires to purchase for cancellation from Seller, the Redeemed Shares;

WHEREAS, as consideration for transfer of the Redeemed Shares by Seller to Purchaser as set forth herein, the Purchaser shall pay Seller eighteen million eight hundred fifty thousand dollars (USD$18,850,000) (the “Redemption Price”).

NOW, THEREFORE, in consideration of the foregoing recitals and following terms and covenants, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Purchase & Sale of Redemption Shares. Effective as of the Effective Date and conditional upon receipt of the Redemption Price, the Seller hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Purchaser the rights and interests to the Redeemed Shares, as set forth herein, and all of its rights and benefits thereunder and conferred therein, and the Purchaser accepts such sale.

2. Payment to Seller. Effective as of the Effective Date, the Purchaser shall pay the Seller the amount of Redemption Price.

3. Additional Documents. Upon receipt of the Redemption Price, the Seller shall take such further action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are necessary to carry out the terms and conditions of this Agreement.

4. Effective Date and Counterpart Signature. This Agreement shall be effective as of the Effective Date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

5. Representations and Warranties of the Seller

a) Ownership. Seller owns and is conveying to Purchaser all of its rights, title and interests to the Redemption Shares, as set forth herein, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description and upon consummation of the transaction contemplated herein good title in the Redemption Shares free of all liens and other charges.

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6. Governing Law: Submissions to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTURED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE STATE OF NEVADA. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUREST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7. Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

8. Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other party hereto by facsimile transmission or email of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

9. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

EMC CAPITAL PARTNERS, LLC

/s/ Borris Cohen
Name:	Borris Cohen
Title:	Authorized Signatory

PURCHASER:

CAMBER ENERGY, INC.

/s/ James A. Doris
Name:	James A. Doris
Title:	President & CEO

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